UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 4, 2011

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Master Asset Purchase Agreement

On November 4, 2011, Granite City Food & Brewery Ltd. (“Granite City”), through its wholly-owned subsidiary, Granite City Restaurant Operations, Inc., a Minnesota corporation (“GCROI”), entered into a Master Asset Purchase Agreement (the “MAPA”) with the following parties:

•  CR Minneapolis, LLC

•  Pittsburgh CR, LLC

•  Indy CR, LLC

•  Kendall CR LLC

•  3720 Indy, LLC

•  CR NH, LLC

•  Parole CR, LLC

•  CR Florida, LLC

•  Restaurant Entertainment Group, LLC and

•  Clint R. Field and Eric Schilder

relating to the purchase of the assets of seven restaurants currently operated by the selling parties under the name “Cadillac Ranch All American Bar & Grill.”  These restaurants are located in Pittsburgh, Pennsylvania; Oxon Hill, Maryland; Indianapolis, Indiana (one restaurant in operation and another under construction); Hallandale Beach, Florida; Bloomington, Minnesota; and Miami, Florida.  Granite City also has an option to buy the assets of an eighth restaurant, in Annapolis, Maryland, for nominal consideration and the assumption of the related lease.  The restaurants provide full-service casual dining in a fun, dynamic environment that uniquely melds authentic All-American cuisine and entertainment.  The restaurants are owned by either Clint R. Field or Eric Schilder, and are managed by Restaurant Entertainment Group, LLC (“REG”).  The MAPA includes the right to acquire the trademarks and goodwill of the restaurants.  The aggregate purchase price for the assets will be $9,000,000 subject to certain adjustments.  The purchase price will be increased by $200,000 for post-acquisition consulting services to be provided by the owners.

The MAPA contains representations, warranties, covenants and agreements as are customary for a transaction of this size and nature.  The obligations of GCROI and the individual seller entities under the MAPA are subject to customary closing conditions.  If closing conditions with respect to a restaurant are not met, the assets of that restaurant may be excluded from the purchase and the purchase price reduced based upon a purchase price allocation agreed upon in the MAPA.

On November 4, 2011, pursuant to the MAPA, GCROI purchased the assets of CR Minneapolis, LLC, which operated a Cadillac Ranch All American Bar & Grill in the Mall of America (“MOA”) in Bloomington, Minnesota.  This transaction is described below in further detail.  The remainder of GCROI’s obligations under the MAPA are subject to additional conditions including, but not limited to, approval of the contemplated asset purchases by Granite City’s board of directors; Granite City obtaining financing required to consummate the asset purchases; Granite City completing a satisfactory due diligence review of the assets of the sellers; and Granite City’s determination that audited financial statements for the acquired restaurants can be completed.  There can be no assurance that any or all of these conditions will be met.  The closing on the remainder of the contemplated asset purchases will take place within two business days following the satisfaction or waiver of the conditions precedent set forth in the MAPA, or such other date and time as Granite City and the sellers agree.  The parties have agreed that either party may terminate the MAPA if the closing on the remaining restaurants has not occurred on or before November 30, 2011, or such later date as the parties may agree, but in no event later than December 27, 2011.  Granite City anticipates that the contemplated asset purchases will be completed during the fourth quarter fiscal 2011.

The foregoing description of the MAPA does not purport to be complete and is qualified in its entirety by reference to the MAPA itself, a copy of which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.  The benefits of the representations and warranties set forth in the MAPA are intended to be relied upon by the parties to the MAPA only, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

Asset Purchase Agreement (MOA)

Pursuant to the MAPA, on November 4, 2011, GCROI entered into an Asset Purchase Agreement (the “APA”) with CR Minneapolis, LLC (“CRM”), REG and Clinton R. Field, relating to the purchase of the assets of the restaurant operated by CRM at the MOA, in Bloomington, Minnesota, for the sum of $1,400,000, subject to certain closing adjustments.  CRM’s restaurant, operated under the name Cadillac Ranch All American Bar & Grill, has been operating at the MOA since November 2010.  In connection with the acquisition of the MOA assets, GCROI received a license from REG to use the trademarks relating to the MOA restaurant and a license to use other intangible assets.  Pursuant to the terms of the APA, a hold-back escrow has been established in the initial amount of $650,000 to secure CRM’s obligations under the APA, including its liability for breaches of representations, warranties, and covenants.  Pursuant to the APA and a separate escrow agreement, the parties have agreed that if the remaining contemplated asset purchases under the MAPA are not consummated through no fault or breach of GCROI, the purchase price for the MOA assets will be reduced by the remainder of the hold-back amount, minus any amounts disbursed or paid to satisfy unsatisfied liabilities relating to the MOA assets.  The APA incorporates the representations, warranties, covenants and other provisions of the MAPA and contains specific provisions for payment of CRM’s unpaid liabilities.  GCROI has assumed CRM’s lease at the MOA for the restaurant, with certain modifications.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the APA, the form of which is filed as Exhibit 10 to this Current Report on Form 8-K and incorporated herein by reference.  The benefits of the representations and warranties set forth in the APA are intended to be relied upon by the parties to the APA only, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

Attached hereto as Exhibit 99 to this Form 8-K is a copy of the related press release of Granite City, dated November 4, 2011.

ITEM 2.01                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K related to the MOA assets purchased by Granite City from CRM will be filed by amendment no later than seventy-one calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)                                 Pro forma Financial Information

The pro forma financial information related to the MOA assets purchased by Granite City from CRM required by Item 9.01(b) of Form 8-K will be filed by amendment no later than seventy-one calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: November 10, 2011	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2

Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR, LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clint R. Field and Eric Schilder, dated November 4, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)).

10

Form of Asset Purchase Agreement under Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR, LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clint R. Field and Eric Schilder, dated November 4, 2011 (filed as Exhibit 2.1(b) to the Master Asset Purchase Agreement filed as Exhibit 2 hereto).

99	Press Release, dated November 4, 2011.